Subsequent Events	12 Months Ended
Dec. 31, 2021
Disclosure of events after reporting period [text block] [Abstract]
SUBSEQUENT EVENTS

35. subsequent events

On 24 February 2022 the Russian Federation launched a full-scale military invasion into Ukraine. This has already led to significant economic and humanitarian consequences for both countries, and the long-term wider impact continues to be unknown as the situation develops. Areas of uncertainty include the impact on global energy prices, financial markets as well as the possible further escalation of the conflict. As a result, management consider it is too early to be able to reliably estimate such impact. Management continues to monitor the fast developing situation closely and will take all appropriate steps to manage the effect this has on the Group.